                                                                    EXHIBIT 10.8

                               SECURITY AGREEMENT
                               ------------------

     THIS SECURITY AGREEMENT made as of the 31st day of December 1997 by and between TELENETICS CORPORATION a California corporation, (the "Company") and SMC COMMUNICATIONS GROUP, Inc., a California corporation, ("SMC"),

                                   WITNESSETH:

     WHEREAS, the Company is indebted to SMC in the amount of $115,535 in the form of certain promissory note of even date herewith evidencing the Company's obligation to pay to SMC the principal and accrued interest on the terms and subject to the conditions set forth therein (the "Note").

     NOW, THEREFORE, the Company agrees to the following:

     1.  Security Interest.  The Company hereby grants SMC a security interest
         ------------------
(the "Security Interest") in all of the following property now owned or at any time hereafter acquired by it, or in which it now has or at any time in the future may acquire any right, title or interest (the "Collateral"):

         (a) all Accounts Receivable and all contract rights and other general intangibles related to the Accounts Receivable and associated therewith and the proceeds and products thereof (including without limitation proceeds of insurance) and all additions, accessions and substitutions thereto or therefor; and

         (b) all assets and other personal property and fixtures of the Company, including, without limitation, inventory, equipment, goods, documents, instruments, contract rights, general intangibles and chattel paper in which the Company now has or hereafter may acquire any right, title or interest and the proceeds and products thereof (including without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefor.

Terms used in clauses (a) and (b) of this Section which are defined in the Uniform Commercial Code as enacted and in effect in the State of California (the "Code") are used as so defined in the Code.

     2.  Obligations.  This Agreement and the Security Interest shall secure the
         ------------
following obligations (the "Obligations"):

         (a) Any and all obligations of the Company under the terms of the Note or under any other agreement or instrument executed and delivered pursuant thereto, including without limitation all reimbursement and indemnification obligations of the Company; and

         (b) Any and all other liabilities and obligations of every kind and nature whatsoever of the Company to SMC under the Terms of the Note or otherwise, whether such liabilities and obligations be direct or indirect, absolute or contingent, secured or unsecured, now existing or hereafter arising or acquired, due or to become due.

     3.  Financing Statements and Other Action.  The Company will do all lawful
         --------------------------------------
acts which SMC deems necessary or desirable to protect the Security Interest or otherwise to carry out the provisions of this Agreement, including, but not limited to, the execution of Uniform Commercial Code financing, continuation, amendment and termination statements and similar instruments in form satisfactory to SMC and the procurement of waivers and disclaimers of interest in the Collateral by the owners of any real estate on which the Collateral is located and will promptly pay on demand any filing fees or other costs in connection with the filing or recordation of such statements and instruments. The Company irrevocably appoints SMC as its attorney in fact during the term of this Agreement, to do all acts which it may be required to do under this Agreement, such appointment being deemed to be a power coupled with an interest.

     4.  Places of Business.  The Company warrants that its principal place of
         -------------------
business, chief executive office and the place where the records concerning its accounts and contract rights are located at the address for notices set forth in the Note. None of the Accounts Receivable is evidenced by a promissory note or other instrument. The Company will keep its principal place of business and chief executive office and the office where it keeps its records concerning its accounts and contract rights at the location therefor specified in the previous sentence or, upon 30 days' prior written notice to SMC, at any other locations in a jurisdiction where all actions required by this Section 4 shall have been taken with respect to the Collateral. The Company will hold and preserve its records concerning its accounts and contract rights and will permit representatives of SMC at any time during normal business hours to inspect and make abstracts from such records.

     5.  Encumbrances.  The Company warrants that it has title to the Collateral
         -------------
purportedly owned by it and that there are no sums owed or claims, liens, security interests or other encumbrance (collectively, "Liens") against the Collateral other than as set forth on Schedule 1 hereto. The Company will notify SMC of any Liens against the Collateral, will defend the Collateral against any Liens adverse to SMC, except for liens having priority listed on
Schedule 1 hereto, and will not create, incur, assume, or suffer to exist now or at any time throughout the duration of the term of this Security Agreement, any Liens against the Collateral, whether now owned or hereafter acquired, except liens in favor of SMC and liens listed on Schedule 1.

     6.  Maintenance of Collateral.  The Company shall preserve the Collateral
         --------------------------
for the benefit of SMC. Without limiting the generality of the foregoing, the Company shall:

         (a) make all such repairs, replacements, additions and improvements to its equipment as in its judgment are necessary to permit such business to be properly and advantageously conducted at all times;

         (b) maintain and preserve its inventory except as sold in the ordinary course of business;

         (c) preserve all beneficial contract rights to the extent commercially reasonable;

         (d) in conjunction with, and at the direction of, SMC, take commercially reasonable steps to collect all accounts; and

         (e) pay all taxes, assessments or other charges on the Collateral when due, unless the amount or validity of such taxes, assessments or charges are being contested in good faith by appropriate proceedings and reserves have been provided on its books with respect thereto in conformity with generally accepted accounting principles.

     Nothing contained herein shall be construed to prohibit the Company from buying and selling equipment and inventory in the ordinary course of business.

     7.  Additional Provisions Concerning the Collateral.
         ------------------------------------------------

         (a) The Company authorizes SMC to file, without the signature of the Company, where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. SMC may file a photographic or other reproduction of this Agreement in lieu of a financing or continuation statement in any filing office where it is permissible to do so.

         (b) The Company irrevocably appoints SMC as its attorney-in-fact (which power of attorney is coupled with an interest) and proxy, with full authority in the place and stead of the Company and in its name or otherwise, from time to time in SMC's discretion, including: (i) to obtain and adjust insurance required to be paid to SMC pursuant to Section 8 hereof; (ii) to ask, demand, collect, sue for, recover, compound, receive, and give notice and receipts for moneys due and to become due under or in respect of any of the Collateral; (iii) to receive, endorse, and collect any checks, drafts or other instruments, documents, and chattel paper in connection with clause (i) or clause (ii) above;
(iv) to sign the Company's name on any invoice or bill of lading relating to any account, on drafts against customers, on schedules and assignments of accounts, on notices of assignment, financing statements and other public records, on verification of accounts and on notices to customers (including notices directing customers to make payment directly to SMC); (v) if a Default (as defined in the Note) has occurred and is continuing, to notify the postal authorities to change the address for delivery of its mail to an address designated by SMC, to receive, open and process all mail addressed to the Company, to send requests for verification of accounts to customers; and (vi) to file any claims or take any action or institute any proceedings which SMC may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of SMC with respect to any of the Collateral. The Company ratifies and approves all acts of said attorney; and so long as the attorney acts in good faith and without gross negligence it shall have no liability to the Company for any act or omission as such attorney.

         (c) If the Company fails to perform any agreement contained herein, SMC may itself perform, or cause performance of, such agreement or obligation, and the costs and expenses of SMC incurred in connection therewith shall be payable by the Company and shall be fully secured hereby.

         (d) The powers conferred on SMC hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon SMC to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, SMC shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         (e) Anything herein to the contrary notwithstanding, (i) the Company shall remain liable under any contracts and agreements relating to the Collateral, to the extent set forth therein, to perform all of its obligations thereunder, to the same extent as if this Agreement had not been executed; (ii) the exercise by SMC of any of its rights hereunder shall not release the Company from any of its obligations under the contracts and agreements relating to the Collateral; and (iii) SMC shall not have any obligation or liability by reason of this Agreement under any contracts and agreements relating to the Collateral, nor shall SMC be obligated to perform any of the obligations or duties of the Company thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     8.  Insurance.  The Company shall maintain insurance covering the
         ----------
Collateral with financially sound and reputable insurers satisfactory to SMC against such risks as are customarily insured by a business in the same or a similar industry and similarly situated for an amount not less than the full replacement value of such Collateral. All such insurance policies covering property on and after the date such property becomes subject to the Security Interest shall be written so as to be payable in the event of loss to the Company and SMC as their interests shall appear and shall provide for at least thirty (30) days prior written notice to SMC prior to the cancellation or modification of each such policy. At the request of SMC, all insurance policies covering property subject to the Security Interest shall be furnished to and held by SMC. If, while any Obligations are outstanding, any proceeds with respect to any casualty loss are paid to SMC under such policies on account of such casualty loss, and no Default (as defined in the Note) has occurred and is continuing, SMC will pay over such proceeds in whole or in part to the Company, for the purpose of repairing or replacing the Collateral destroyed or damaged, with any such repaired or replaced Collateral to be secured by this Agreement. If a Default has occurred and is continuing, SMC may apply the proceeds in its discretion to any of the Obligations. SMC is hereby appointed during the term of this Agreement as irrevocable attorney-in-fact to collect the proceeds of such insurance, to settle any claims with the insurers in the event of loss or damage, to endorse settlement drafts and upon the occurrence and during the continuance of a Default to cancel, assign or surrender any insurance policies.

     9.  Remedies.  If any Default (as defined in the Note) shall have occurred
         ---------
and be continuing:

         (a) SMC may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) require the Company to, and the Company hereby agrees that it will at its expense and upon request of SMC forthwith, assemble all or part of the Collateral as directed by SMC and make it available to SMC at a place to be designated by SMC which is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of SMC's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as SMC may deem commercially reasonable. The Company agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. SMC shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. SMC may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (b) Any cash held by SMC as Collateral and all cash proceeds received by SMC in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of SMC, be held by SMC as Collateral for, and/or then or any time thereafter be applied in whole or in part by SMC against, all or any part of the Obligations in such order as SMC shall elect. Any surplus of such cash or cash proceeds held by SMC and remaining after payment in full of all the Obligations shall be paid over to the Company or to whomsoever may be lawfully entitled to receive such surplus.

         (c) SMC may exercise any and all rights and remedies of the Company under or in connection with the Collateral, including, without limitation, any and all rights of the Company to demand or otherwise require payment of any amount under, or performance of any provision of, any account, contract or agreement.

         (d) All payments received by the Company under or in connection with the Collateral shall be received in trust for the benefit of SMC, shall be segregated from other funds of the Company and shall be forthwith paid over to SMC in the same form as so received (with any necessary endorsement).

     10. Payment of Taxes, Charges, Etc.  SMC, at its option, after notice to
         -------------------------------
the Company, may discharge any taxes, charges, assessments, security interests, liens or other encumbrances upon the Collateral or otherwise protect the value thereof. All such expenditures incurred by SMC shall become payable by the Company to SMC upon demand, shall bear interest at an annual rate equal at all times to the lesser of 15 percent per annum or the highest legal interest rate from the date incurred to the date of payment, and shall be secured by the Collateral.

     11. Duties with Respect to Collateral.  SMC shall have no duty to the
         ----------------------------------
Company with respect to the Collateral other than the duty to use reasonable care in the safe custody of any of the Collateral in its possession. Without limiting the generality of the foregoing, SMC, although it may do so at its option, shall be under no obligation to the Company to take any steps necessary to preserve rights in the Collateral against other parties.

     12.  Waivers.  To the extent permitted by law, the Company hereby waives
          --------
demand for payment, notice of dishonor or protest and all other notices of any kind in connection with the Obligations except notices required herein, by law or by any other agreement between the Company and SMC. SMC may release, supersede, exchange or modify any collateral or security which it may from time to time hold and may release, surrender or modify the liability of any third party without giving notice hereunder to the Company. Such modifications, changes, renewals, releases or other actions shall in no way affect the Company's obligations hereunder.

     13.  Termination.  This Agreement and the Security Interest shall terminate
          ------------
upon the expiration, cancellation or other termination of the Note, provided that all Obligations have been paid or discharged in full. Upon termination of the Security Interest, SMC will deliver to the Company appropriate termination statements with respect to Collateral so released from the Security Interest for filing with each filing officer with which financing statements have been filed by SMC to perfect the Security Interest in such Collateral.

     14.  Successors and Assigns.  This Agreement shall be binding upon and
          -----------------------
inure to the benefit of the Company and SMC and their respective successors and assigns.

     15.  Severability of Provisions.  Any provision of this Agreement which is
          ---------------------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     16.  CONSENT TO JURISDICTION.  EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE
          ------------------------
JURISDICTION OF ANY CALIFORNIA STATE COURT OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT ACTION OR PROCEEDING BROUGHT IN SUCH A COURT, AFTER ALL APPROPRIATE APPEALS, SHALL BE CONCLUSIVE AND BINDING UPON IT.

     17.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
          --------------
ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

     18.  JURY TRIAL WAIVER.  THE PARTIES HERETO DO HEREBY WAIVE ANY AND ALL
          ------------------
RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT.

     IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first above written.


                                       TELENETICS CORPORATION


                                       By: /s/ MICHAEL ARMANI
                                           -----------------------------------
                                           Michael Armani
                                           President & Chief Executive Officer


                                       SMC COMMUNICATIONS GROUP, Inc.


                                       By: /s/ SHALA SHASHANI
                                           -----------------------------------
                                           Shala Shashani
                                           President